497(e)
                                                                       333-31131

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JUNE 15, 2009 TO THE JUNE 8, 2009 PROSPECTUS FOR ACCUMULATOR(R) SELECT(SM)
--------------------------------------------------------------------------------

This Supplement updates certain information in the June 8, 2009 prospectus and statement of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Accumulator(R) Select(SM) Prospectus. Please note the changes described below.

Please note the following changes, which are applicable throughout the
Prospectus:

o The 4% roll-up rate and 4% Roll-Up to age 80 benefit base (Used for the "Greater of" GMDB I enhanced death benefit, "Greater of" GMDB II enhanced death benefit, GMIB I -- Asset Allocation and GMIB II -- Custom Selection) are not available under your contract. The only roll-up rate available under your contract is the 4.5% roll-up rate. Accordingly, all references to the 4% roll-up rate and 4% Roll-Up to age 80 benefit base are deleted from the Prospectus and replaced with the 4.5% roll-up rate and 4.5% Roll-Up to age 80 benefit base.

1. The following information replaces the information shown under "Example" in "Fee table".

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the "Greater of" GMDB II and the Earnings enhancement benefit with the Guaranteed minimum income benefit II - Custom Selection) would pay in the situations illustrated. The example uses an average annual administrative charge based on the charges paid in 2008, which results in an estimated administrative charge of 0.006% of contract value.

The guaranteed interest option and the account for special money market dollar cost averaging are not covered by the example. However, the annual administrative charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option and the account for special money market dollar cost averaging.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

  ------------------------------------------------------------------------------------------------------------------------------
                                                                                     If you surrender or do not surrender your
                                            If you annuitize at the end of the                  contract at the end of
                                                  applicable time period                      the applicable time period
  ------------------------------------------------------------------------------------------------------------------------------
  Portfolio Name                        1 year     3 years    5 years     10 years    1 year    3 years    5 years    10 years
  ------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
  ------------------------------------------------------------------------------------------------------------------------------
  Multimanager Aggressive Equity          N/A       $1,965     $3,085      $6,041      $530      $1,615     $2,735     $5,691
  Multimanager Core Bond                  N/A       $1,953     $3,065      $6,006      $526      $1,603     $2,715     $5,656
  Multimanager International Equity       N/A       $2,050     $3,220      $6,280      $559      $1,700     $2,870     $5,930
  Multimanager Large Cap Core Equity      N/A       $2,011     $3,158      $6,170      $546      $1,661     $2,808     $5,820
  Multimanager Large Cap Growth           N/A       $2,038     $3,201      $6,246      $555      $1,688     $2,851     $5,896
  Multimanager Large Cap Value            N/A       $2,017     $3,167      $6,187      $548      $1,667     $2,817     $5,837
  Multimanager Mid Cap Growth             N/A       $2,041     $3,206      $6,254      $556      $1,691     $2,856     $5,904
  Multimanager Mid Cap Value              N/A       $2,038     $3,201      $6,246      $555      $1,688     $2,851     $5,896
  Multimanager Small Cap Growth           N/A       $2,068     $3,249      $6,330      $566      $1,718     $2,899     $5,980
  Multimanager Small Cap Value            N/A       $2,053     $3,225      $6,288      $560      $1,703     $2,875     $5,938
  Multimanager Technology                 N/A       $2,095     $3,292      $6,404      $575      $1,745     $2,942     $6,054
  ------------------------------------------------------------------------------------------------------------------------------

IM-09-64 (6/09)                                                    142512 (6/09)
9.0 Series NB                                                             x02703

  ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        If you surrender or do not surrender your
                                               If you annuitize at the end of the                  contract at the end of
                                                     applicable time period                      the applicable time period
  ----------------------------------------------------------------------------------------------------------------------------------
  Portfolio Name                           1 year     3 years    5 years     10 years    1 year    3 years    5 years    10 years
  ----------------------------------------------------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
  ----------------------------------------------------------------------------------------------------------------------------------
  AXA Balanced Strategy                      N/A       $2,032     $3,191      $6,229      $553      $1,682     $2,841     $5,879
  AXA Conservative Growth Strategy           N/A       $2,026     $3,182      $6,212      $551      $1,676     $2,832     $5,862
  AXA Conservative Strategy                  N/A       $2,014     $3,162      $6,178      $547      $1,664     $2,812     $5,828
  AXA Growth Strategy                        N/A       $2,041     $3,206      $6,254      $556      $1,691     $2,856     $5,904
  AXA Moderate Growth Strategy               N/A       $2,035     $3,196      $6,238      $554      $1,685     $2,846     $5,888
  EQ/AllianceBernstein International         N/A       $2,011     $3,158      $6,170      $546      $1,661     $2,808     $5,820
  EQ/AllianceBernstein Small Cap Growth      N/A       $2,007     $3,153      $6,161      $545      $1,657     $2,803     $5,811
  EQ/AXA Franklin Small Cap Value Core       N/A       $2,020     $3,172      $6,195      $549      $1,670     $2,822     $5,845
  EQ/AXA Franklin Templeton Founding
    Strategy Core                            N/A       $2,086     $3,278      $6,380      $572      $1,736     $2,928     $6,030
  EQ/AXA Templeton Growth Core               N/A       $2,017     $3,167      $6,187      $548      $1,667     $2,817     $5,837
  EQ/BlackRock Basic Value Equity            N/A       $1,944     $3,051      $5,980      $523      $1,594     $2,701     $5,630
  EQ/BlackRock International Value           N/A       $2,050     $3,220      $6,280      $559      $1,700     $2,870     $5,930
  EQ/Boston Advisors Equity Income           N/A       $2,017     $3,167      $6,187      $548      $1,667     $2,817     $5,837
  EQ/Calvert Socially Responsible            N/A       $2,007     $3,153      $6,161      $545      $1,657     $2,803     $5,811
  EQ/Capital Guardian Growth                 N/A       $1,980     $3,109      $6,084      $535      $1,630     $2,759     $5,734
  EQ/Capital Guardian Research               N/A       $1,971     $3,095      $6,058      $532      $1,621     $2,745     $5,708
  EQ/Common Stock Index                      N/A       $1,877     $2,943      $5,786      $499      $1,527     $2,593     $5,436
  EQ/Core Bond Index                         N/A       $1,877     $2,943      $5,786      $499      $1,527     $2,593     $5,436
  EQ/Davis New York Venture                  N/A       $2,041     $3,206      $6,254      $556      $1,691     $2,856     $5,904
  EQ/Equity 500 Index                        N/A       $1,855     $2,908      $5,724      $492      $1,505     $2,558     $5,374
  EQ/Evergreen Omega                         N/A       $2,011     $3,158      $6,170      $546      $1,661     $2,808     $5,820
  EQ/Intermediate Government Bond
    Index                                    N/A       $1,886     $2,958      $5,813      $503      $1,536     $2,608     $5,463
  EQ/International Core PLUS                 N/A       $2,020     $3,172      $6,195      $549      $1,670     $2,822     $5,845
  EQ/International Growth                    N/A       $2,077     $3,263      $6,355      $569      $1,727     $2,913     $6,005
  EQ/JPMorgan Value Opportunities            N/A       $1,968     $3,090      $6,050      $531      $1,618     $2,740     $5,700
  EQ/Large Cap Core PLUS                     N/A       $1,980     $3,109      $6,084      $535      $1,630     $2,759     $5,734
  EQ/Large Cap Growth Index                  N/A       $1,883     $2,953      $5,804      $502      $1,533     $2,603     $5,454
  EQ/Large Cap Growth PLUS                   N/A       $1,962     $3,080      $6,033      $529      $1,612     $2,730     $5,683
  EQ/Large Cap Value Index                   N/A       $1,895     $2,972      $5,840      $506      $1,545     $2,622     $5,490
  EQ/Large Cap Value PLUS                    N/A       $1,925     $3,021      $5,928      $516      $1,575     $2,671     $5,578
  EQ/Lord Abbett Growth and Income           N/A       $1,995     $3,133      $6,127      $540      $1,645     $2,783     $5,777
  EQ/Lord Abbett Large Cap Core              N/A       $2,001     $3,143      $6,144      $542      $1,651     $2,793     $5,794
  EQ/Mid Cap Index                           N/A       $1,880     $2,948      $5,795      $500      $1,530     $2,598     $5,445
  EQ/Mid Cap Value PLUS                      N/A       $1,980     $3,109      $6,084      $535      $1,630     $2,759     $5,734
  EQ/Money Market                            N/A       $1,880     $2,948      $5,795      $500      $1,530     $2,598     $5,445
  EQ/Oppenheimer Global                      N/A       $2,152     $3,382      $6,560      $595      $1,802     $3,032     $6,210
  EQ/Oppenheimer Main Street
    Opportunity                              N/A       $2,277     $3,579      $6,891      $639      $1,927     $3,229     $6,541
  EQ/Oppenheimer Main Street Small Cap       N/A       $2,269     $3,565      $6,868      $636      $1,919     $3,215     $6,518
  EQ/Quality Bond PLUS                       N/A       $1,916     $3,007      $5,902      $513      $1,566     $2,657     $5,552
  EQ/Small Company Index                     N/A       $1,874     $2,938      $5,777      $498      $1,524     $2,588     $5,427
  EQ/T. Rowe Price Growth Stock              N/A       $2,029     $3,187      $6,221      $552      $1,679     $2,837     $5,871
  EQ/UBS Growth and Income                   N/A       $2,023     $3,177      $6,204      $550      $1,673     $2,827     $5,854
  EQ/Van Kampen Comstock                     N/A       $1,986     $3,119      $6,101      $537      $1,636     $2,769     $5,751
  EQ/Van Kampen Mid Cap Growth               N/A       $2,001     $3,143      $6,144      $542      $1,651     $2,793     $5,794
  ----------------------------------------------------------------------------------------------------------------------------------

2. The information in the table and example under the heading "Single life" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" are deleted in their entirety and replaced with the following:

--------------------------------------------------------------------------------
   If you have the GMIB I -- Asset Allocation or GMIB II -- Custom Selection
--------------------------------------------------------------------------------
                                                           B
                    A                            Applicable percentage of
 Applicable percentage of account value   Guaranteed minimum income benefit base
--------------------------------------------------------------------------------
                   5.5%                                   4.5%
--------------------------------------------------------------------------------

For example, if on the Conversion effective date your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $5,500. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 4.5% (the percentage in Column B) equals only $5,175, while $100,000 (the account value) multiplied by 5.5% (the percentage in Column A) equals $5,500. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 5.5%.

On the other hand, if on the Conversion effective date of your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $9,000. This is because $100,000 (the account value) multiplied by 5.5% (the percentage in Column A) equals only $5,500, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 4.5% (the percentage in Column B) equals $9,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 4.5%.

3. The sixth paragraph under "Single life" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 4.5% to 5.5%.

4. The table and example in the Prospectus under the heading "Joint life/Successor owner" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

------------------------------------------------------------------------------------------------------------
                    If you have the GMIB I -- Asset Allocation or GMIB II -- Custom Selection
------------------------------------------------------------------------------------------------------------
                                                                                         B
                                             A                          Applicable percentage of Guaranteed
     Younger spouse's age   Applicable percentage of account value          minimum income benefit base
------------------------------------------------------------------------------------------------------------
              85+                           5.0%                                        3.5%
             80-84                          4.5%                                        3.0%
             75-79                          4.0%                                        2.5%
             70-74                          3.5%                                        2.0%
------------------------------------------------------------------------------------------------------------

For example, if on the Conversion effective date your account value is $100,000, your 4.5% Guaranteed minimum income benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $3,500. This is because $100,000 (the account value) multiplied by 3.5% (the percentage in Column A for the younger spouse's age band) equals only $3,500, while $150,000 (the Guaranteed minimum income benefit base) multiplied by 2.0% (the percentage in Column B for the younger spouse's age band) equals $3,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 3.5%.

5. The sixth paragraph under "Joint life/Successor owner" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.0%, and your Guaranteed annual withdrawal amount would increase to $6,400.

6. The fourth paragraph in the Prospectus under the heading "Effect of Excess withdrawals" under "Guaranteed withdrawal benefit for life" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $4,500 (4.5% of $100,000). You take an initial withdrawal of $8,000. You have withdrawn 10% of your Annuity Account Value. As your benefit base is $100,000 before the withdrawal, it would also be reduced by 10% or $10,000 (10% of $100,000) and your new benefit base would be $90,000 ($100,000 minus $10,000). In addition, your Guaranteed annual withdrawal amount is reduced to $4,050 (4.5% of $90,000), instead of the original $4,500. See "How withdrawals affect your GWBL" later in this Prospectus.

7. The information in the Prospectus under the heading "Appendix III: Enhanced death benefit example" is deleted in its entirety and replaced with the following:

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:

--------------------------------------------------------------------------------
  End of
 contract                    4.5% Roll-Up to age 85     Annual Ratchet to age 85
   year     Account value         benefit base               benefit base
--------------------------------------------------------------------------------
     1         $105,000           $104,500 (3)               $105,000 (1)
--------------------------------------------------------------------------------
     2         $115,500           $109,203 (3)               $115,500 (1)
--------------------------------------------------------------------------------
     3         $129,360           $114,117 (3)               $129,360 (1)
--------------------------------------------------------------------------------
     4         $103,488           $119,252 (3)               $129,360 (2)
--------------------------------------------------------------------------------
     5         $113,837           $124,618 (3)               $129,360 (2)
--------------------------------------------------------------------------------
     6         $127,497           $130,226 (4)               $129,360 (2)
--------------------------------------------------------------------------------
     7         $127,497           $136,086 (4)               $129,360 (2)
--------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 80

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 4.5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 4.5% Roll-Up to age 80 or the Annual Ratchet to age 80.

(3) At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4) At the end of contract years 6 and 7, the enhanced death benefit will be based on 4.5% Roll-Up to age 80.

8. The information under "Appendix III: Hypothetical illustrations" is deleted in its entirety and replaced with the following:

                 ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND
                       CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "Greater of GMDB II" enhanced death benefit, the Earnings enhancement benefit and the GMIB II -- Custom Selection, including the conversion to the Guaranteed withdrawal benefit for life at age 80, under certain hypothetical circumstances for an Accumulator(R) Select(SM) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.82%) and 3.18% for the Accumulator(R) Select(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the GMIB II -- Custom Selection and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of GMDB II" enhanced death benefit charge, the Earnings enhancement benefit charge, the GMIB II -- Custom Selection charge and any applicable administrative charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 80 and under reflect the lifetime income that would be guaranteed if the GMIB II -- Custom Selection is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the GMIB II -- Custom Selection has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 80 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.58%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.30% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

Variable deferred annuity
Accumulator(R) Select(SM)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:

   Greater of 4.5% Roll-Up to age 80 or Annual Ratchet to age 80 Guaranteed minimum death benefit ("Greater of" GMDB II) Earnings enhancement benefit Guaranteed minimum income benefit II - Custom Selection, including the conversion to the Guaranteed withdrawal benefit for life at age 80,

                                                          Greater of 4.5%
                                                          Roll-Up to age
                                                         80 or the Annual                                Lifetime Annual
                                                          Ratchet to age                        Guaranteed Minimum Income Benefit
                                                           80 Guaranteed                        ----------------------------------
                                                           Minimum Death
                                                              Benefit       Total Death Benefit
                                                           ("Greater of"     with the Earnings     Guaranteed       Hypothetical
                   Account Value        Cash Value            GMDB II)      enhancement benefit      Income            Income
       Contract ------------------- ------------------- ------------------- ------------------- ----------------- ----------------
 Age     Year       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        1     100,000   100,000   100,000   100,000   100,000   100,000   100,000   100,000     N/A      N/A      N/A      N/A
 61        2      94,748   100,727    94,748   100,727   104,500   104,500   106,300   106,300     N/A      N/A      N/A      N/A
 62        3      89,567   101,380    89,567   101,380   109,203   109,203   112,884   112,884     N/A      N/A      N/A      N/A
 63        4      84,453   101,953    84,453   101,953   114,117   114,117   119,763   119,763     N/A      N/A      N/A      N/A
 64        5      79,397   102,440    79,397   102,440   119,252   119,252   126,953   126,953     N/A      N/A      N/A      N/A
 65        6      74,394   102,833    74,394   102,833   124,618   124,618   134,465   134,465     N/A      N/A      N/A      N/A
 66        7      69,437   103,125    69,437   103,125   130,226   130,226   142,316   142,316     N/A      N/A      N/A      N/A
 67        8      64,519   103,308    64,519   103,308   136,086   136,086   150,521   150,521     N/A      N/A      N/A      N/A
 68        9      59,635   103,373    59,635   103,373   142,210   142,210   159,094   159,094     N/A      N/A      N/A      N/A
 69       10      54,777   103,313    54,777   103,313   148,610   148,610   168,053   168,053     N/A      N/A      N/A      N/A
 74       15      30,536   100,774    30,536   100,774   185,194   185,194   219,272   219,272   10,093   10,093   10,093   10,093
 79       20       5,930    93,441     5,930    93,441   230,786   230,786   283,100   283,100   14,309   14,309   14,309   14,309
 80       21         889    91,250       889    91,250   241,171   241,171   297,640   297,640   15,339   15,339   15,339   15,339

After conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 80

                                                   Greater of 4.5%
                                                   Roll-Up to age
                                                  80 or the Annual
                                                   Ratchet to age
                                                    80 Guaranteed
                                                    Minimum Death
                                                       Benefit       Total Death Benefit
                                                    ("Greater of"     with the Earnings     GWBL Benefit     Guaranteed Annual
                Account Value     Cash Value          GMDB II)       enhancement benefit        Base         Withdrawal Amount
       Contract -------------- ----------------- ------------------- ------------------- ------------------- -----------------
 Age     Year     0%     6%       0%       6%        0%        6%        0%        6%        0%        6%       0%       6%
----- --------- ----- -------- -------- -------- --------- --------- --------- --------- --------- --------- -------- --------
 80      21      889   91,250   30,536   91,250   241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853
 84      25        0   81,821    5,930   81,821   241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853
 89      30        0   68,465      889   68,465   241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853
 94      35        0   53,126        0   53,126   241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853
 95      36        0   49,795        0   49,795   241,171   241,171   297,640   297,640   241,171   241,171   10,853   10,853

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Accumulator(R) is issued by and is a registered service mark and Accumulator(R)
  Select(SM) is issued by and is a service mark of AXA Equitable Life Insurance
                            Company (AXA Equitable).
    Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC,
                1290 Avenue of the Americas, New York, NY 10104.

    Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

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